                                                                     EXHIBIT 4.3

SERIES A PREFERRED STOCK                                SERIES A PREFERRED STOCK
     NO PAR VALUE                                               NO PAR VALUE

     Number

Incorporated under
 the laws of the
State of Illinois                                                       Shares

THIS CERTIFICATE IS TRANSFERABLE                      CUSIP ____________
   IN NEW YORK, NEW YORK                     SEE REVERSE FOR CERTAIN DEFINITIONS

                                  DYNEGY INC.

     This Certifies that
                            [____________________]

     In the record holder of

FULLY PAID AND NON ASSESSABLE SHARES OF SERIES A CONVERTIBLE PREFERRED STOCK OF

Dynegy Inc. (hereinafter and on the back hereof called the "Corporation") transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to the provisions of the laws of the State of Illinois and to all of the provisions of the Articles of Incorporation and the Bylaws of the Corporation, as amended from time to time, to all of which the holder of this certificate by acceptance hereof assents. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the seal and the facsimile signatures of the Corporation's duly authorized officers.

                                        Dated:

L   ----------------------------
 O  CHAIRMAN OF THE BOARD AND           COUNTERSIGNED AND REGISTERED:
  G  CHIEF EXECUTIVE OFFICER            [_______________________________]
   O                                                      TRANSFER AGENT
                                                           AND REGISTRAR
                                        BY
                                          -------------------------------
---------------------------------
           SECRETARY                            AUTHORIZED SIGNATURE

                                  DYNEGY INC.


     The Corporation will furnish without charge to each stockholder who so requests a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation, and the qualifications, limitations or restrictions of such preferences and/or rights. Any such request should be made to the Secretary of the Corporation at its principal place of business.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM     -- as tenants in common                 UNIF GIFT MIN ACT -- ________ Custodian _____________
     TEN ENT     -- as tenants by the entireties                              (Cust)                 (Minor)
     JT TEN      -- as joint tenants with the right of                        Under Uniform Gifts to Minors
                    survivorship and not as tenants                           Act_____________________________
                    in common                                                           (State)

Additional abbreviations may also be used though not in the above list.

     For value received, _______________ hereby sell, assign and transfer unto

     PLEASE INSET SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

____________________________________________________________________ Shares
Of capital stock represented by the within Certificate and do hereby irrevocably
constitute and appoint _________________________________________   Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated_______________________________
                                                X___________________________
                                                        (SIGNATURE)
        NOTICE:
THE SIGNATURE(S) TO THIS ASSIGNMENT MUST
CORRESPOND WITH THE NAME(S) AS WRITTEN
UPON THE FACE OF THE CERTIFICATE IN
EVERY PARTICULAR WITHOUT ALTERNATION OR
ENLARGEMENT, OR ANY CHANGE WHATEVER.

                                                X___________________________

                                                THE SIGNATURE(S) SHOULD BE
                                                GUARANTEED BY AN "ELIGIBLE
                                                GUARANTOR INSTITUTION" AS
                                                DEFINED IN RULE 17Ad-15 UNDER
                                                THE SECURITIES EXCHANGE ACT OF
                                                1934, AS AMENDED.

                                                SIGNATURE(S) GUARANTEED BY: